AWARD/CONTRACT

1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)

RATING: 15

PAGE 1 OF PAGES 7

2. CONTRACT (Proc. Inst. Ident.) NO.: W81XWH-07-2-0009

3. EFFECTIVE DATE: 28 Nov 2006

4. REQUISITION/PURCHASE REQUEST/PROJECT NO.: W806YH62902002

5. ISSUED BY — CODE: W81XWH
USA MED RESEARCH ACQ ACTIVITY
820 CHANDLER ST
FORT DETRICK MD 21702-5014

6. ADMINISTERED BY (If other than Item 5) — CODE:
See Item 5

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)
EP GLOBAL COMMUNICATIONS INC
JOSEPH M VALENZANO, JR
551 MAIN ST
JOHNSTOWN PA 15901-2032

CODE 4G8K7 — FACILITY CODE 4G8K7

8. DELIVERY
[ ] FOB ORIGIN [X] OTHER (See below)

9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES (4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN: 0 — ITEM

11. SHIP TO/MARK FOR — CODE: W806YH
USA MED MATERIEL DEV ACTIVITY
622 NEIMAN ST.
BLDG 622
FORT DETRICK MD 21702-5009

12. PAYMENT WILL BE MADE BY — CODE: HQ0302
DEFENSE FINANCE AND ACCOUNTING SERVICE
DFAS ROME
325 BROOKS ROAD
CUSTOMER SVC:1-800-553-0527
ROME NY 13441-4527

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
[ ] 10 U.S.C. 2304(c)( ) [ ] 41 U.S.C. 253(c)( )

14. ACCOUNTING AND APPROPRIATION DATA
See Schedule

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE				

15G. TOTAL AMOUNT OF CONTRACT $830,650.00

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				**PART II - CONTRACT CLAUSES**	
X	A	SOLICITATION/ CONTRACT FORM	1		I	CONTRACT CLAUSES	
	B	SUPPLIES OR SERVICES AND PRICES/ COSTS				**PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS**	
	C	DESCRIPTION/ SPECS./ WORK STATEMENT			J	LIST OF ATTACHMENTS	
	D	PACKAGING AND MARKING				**PART IV - REPRESENTATIONS AND INSTRUCTIONS**	
	E	INSPECTION AND ACCEPTANCE			K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS	
	F	DELIVERIES OR PERFORMANCE					
	G	CONTRACT ADMINISTRATION DATA			L	INSTRS., CONDS., AND NOTICES TO OFFERORS	
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD	

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ____ copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [X] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ____ REF: Proposal #06090006 including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)

20A. NAME AND TITLE OF CONTRACTING OFFICER
ETHAN MUELLER / CONTRACTING OFFICER
TEL: 301-619-2192 EMAIL: ethan.mueller@us.army.mil

19B. NAME OF CONTRACTOR
BY ____________________
(Signature of person authorized to sign)

19C. DATE SIGNED

20B. UNITED STATES OF AMERICA
BY Ethan J. Mueller
(Signature of Contracting Officer)

20C. DATE SIGNED
28-Nov-2006

NSN 7540-01-152-8069 — 26-107 — STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE — GPO 1985 O-469-794 — Prescribed by GSA FAR (48 CFR) 53.214(a)

W81XWH-07-2-0009

Section 00010 - Solicitation Contract Form

PI NAME & PROPOSAL TITLE:

PRINCIPAL INVESTIGATOR:  Mr. Joseph M. Valenzano, Jr.

TITLE:  Exceptional Family Transitional Training Program (EFTT)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001

Cooperative Agreement #06090006

COST

Exceptional Family Transitional Training Program (EFTT).  Period of Performance: 1 December 2006 through 31 December 2007 (Research Ends 30 November 2007)

FOB: Destination

MILSTRIP: W806YH62902002

PURCHASE REQUEST NUMBER: W806YH62902002

ESTIMATED COST	$830,650.00
ACRN AA CIN: W806YH629020020001	$830,650.00

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	POP 01-DEC-2006 TO 31-DEC-2007	N/A	USA MED MATERIEL DEV ACTIVITY 622 NIEMAN ST. BLDG 622 FORT DETRICK MD 21702-5009 FOB: Destination	W806YH

W81XWH-07-2-0009

Section 00800 - Special Contract Requirements

ACCOUNTING AND APPROPRIATION DATA

AA: 216204000000748111633002MM2M1255YP1GEM1W806YH62902002GEM1P1018064
AMOUNT: $830,650.00
CIN W806YH629020020001: $830,650.00

CLAUSES INCORPORATED BY FULL TEXT

A.  This award is made under the authority of 31 U.S.C. 6305 and 10 U.S.C. 2358.  The recipient's statement of work on pages 2 through 9 and the budget on pages 11 through 15 of the proposal dated  16 November 2006 are incorporated herein by reference.  The Catalog of Federal Domestic Assistance Number relative to this award is CFDA 12.420.

GOVERNMENT INTERACTION (NOV 2000) (USAMRAA)The active participants in this award are the U.S. Army Medical Research and Materiel Command (USAMRMC) and its laboratories identified herein through the U.S. Army Medical Research Acquisition Activity (USAMRAA).  The following USAMRMC Laboratory will be the focus of cooperative research conducted under this agreement:

US Army Medical Materiel Development Activity

ATTN:  MCMR-UMA (Dr. Donald Caldwell)

1430 Veteran's Drive

Fort Detrick, MD  21702

B.  ACCEPTANCE OF AWARD: The recipient is not required to countersign this assistance award.  In case of disagreement, the recipient shall notify the Grants Officer and not assess the grant any costs until such disagreement(s) is resolved.

C.  USAMRAA GENERAL TERMS AND CONDITIONS:  This assistance agreement is subject to the USAMRAA General Terms and Conditions and to any special considerations as contained in the below mentioned Section titled "Special Terms and Conditions".  These USAMRAA General Terms and Conditions are incorporated by reference with the same force and effect as if they were given in full text.  The full text of the USAMRAA General Terms and Conditions may be accessed electronically at http://www.usamraa.army.mil/pages/index.cfm.

D.  SPECIAL TERMS AND CONDITIONS

1.  RESEARCH TECHNICAL REPORTING REQUIREMENTS (OCT 2004) (USAMRAA)

Format Requirements for Annual/Final Reports

     a.   Annual reports must provide a complete summary of the research accomplishments to date with respect to the approved Statement of Work.  Journal articles can be substituted for detailed descriptions of specific aspects of the research, but the original articles must be attached to the report as an appendix and appropriately referenced in the text.  The importance of the report to decisions relating to continued support of the research can not be over-emphasized.  A report shall be submitted within 30 calendar days of the anniversary date of the award (a final report will be submitted upon completion of the research (last year of the award)).

W81XWH-07-2-0009

     b.   A final report summarizing the entire research effort, citing data in the annual reports and appended publications shall be submitted at the end of the award performance period.  The final report will provide a complete reporting of the research findings.  Journal publications can be substituted for detailed descriptions of specific aspects of the research, but an original copy of each publication must be attached as an appendix and appropriately referenced in the text. All final reports must include a bibliography of all publications and meeting abstracts and a list of personnel (not salaries) receiving pay from the research effort.

     Although there is no page limitation for the reports, each report shall be of sufficient length to provide a thorough description of the accomplishments with respect to the approved Statement of Work.  Submission of the report in electronic format (PDF or Word file only), shall be submitted to https://ers.detrick.army.mil

     All reports shall have the following elements in this order

     FRONT COVER:  Sample front cover provided at https://mrmc.detrick.army.mil/rrpindex.asp.   The Accession Document (AD) Number should remain blank.

     STANDARD FORM 298:  Sample SF 298 provided at https://mrmc.detrick.army.mil/rrpindex.asp.   The abstract in Block 13 must state the purpose, scope, major findings and be an up-to-date report of the progress in terms of results and significance.  Subject terms are keywords that may have previously assigned to the proposal abstract or are keywords that may be significant to the research.  The number of pages shall include all pages that have printed data (including the front cover, SF 298, table of contents, and all appendices). Please count pages carefully to ensure legibility and that there are no missing pages as this delays processing of reports.  Page numbers should be typed: please do not hand number pages.

     TABLE OF CONTENTS:  Sample table of contents provided at https://mrmc.detrick.army.mil/rrpindex.asp.

     INTRODUCTION:  Narrative that briefly (one paragraph) describes the subject, purpose and scope of the research.

     BODY:  This section of the report shall describe the research accomplishments associated with each task outlined in the approved Statement of Work.  Data presentation shall be comprehensive in providing a complete record of the research findings for the period of the report.  Provide data explaining the relationship of the most recent findings with that of previously reported findings.  Appended publications and/or presentations may be substituted for detailed descriptions of methodology but must be referenced in the body of the report.  If applicable, for each task outlined in the Statement of Work, reference appended publications and/or presentations for details of result findings and tables and/or figures.  The report shall include negative as well as positive findings. Include problems in accomplishing any of the tasks.  Statistical tests of significance shall be applied to all data whenever possible.  Figures and graphs referenced in the text may be embedded in the text or appended.  Figures and graphs can also be referenced in the text and appended to a publication. Recommended changes or future work to better address the research topic may also be included, although changes to the original Statement of Work must be approved by the Army Contracting Officer Representative.  This approval must be obtained prior to initiating any change to the original Statement of Work.

     KEY RESEARCH ACCOMPLISHMENTS:  Bulleted list of key research accomplishments emanating from this research.

     REPORTABLE OUTCOMES:  Provide a list of reportable outcomes that have resulted from this research to include:

           manuscripts, abstracts, presentations; patents

           and licenses applied for and/or issued; degrees

           obtained that are supported by this award;

           development of cell lines, tissue or serum

           repositories; infomatics such as databases and

           animal models, etc.; funding applied for based

W81XWH-07-2-0009

           on work supported by this award; employment

           or research opportunities applied for and/or

           received based on experience/training supported

           by this award.

     CONCLUSION:  Summarize the results to include the importance and/or implications of the completed research and when necessary, recommend changes on future work to better address the problem.  A "so what section" which evaluates the knowledge as a scientific or medical product shall also be included in the conclusion of the report.

     REFERENCES:  List all references pertinent to the report using a standard journal format (i.e. format used in Science, Military Medicine, etc.).

     APPENDICES:  Attach all appendices that contain information that supplements, clarifies or supports the text.  Examples include original copies of journal articles, reprints of manuscripts and abstracts, a curriculum vitae, patent applications, study questionnaires, and surveys, etc.

     Pages shall be consecutively numbered throughout the report.  DO NOT RENUMBER PAGES IN THE APPENDICES.

     Mark all pages of the report which contain proprietary or unpublished data that should be protected by the U.S. Government.   REPORTS NOT PROPERLY MARKED FOR LIMITATION WILL BE DISTRIBUTED AS APPROVED FOR PUBLIC RELEASE.   It is the responsibility of the Principal Investigator to advise the U.S. Army Medical Research and Materiel Command when  restricted limitation assigned to a document can be downgraded to Approved for Public Release.   DO NOT USE THE WORD "CONFIDENTIAL" WHEN MARKING DOCUMENTS.

2.  ADVANCE PAYMENTS AND FULL FUNDING (NOV 2000) (USAMRAA)

a.

Payments.  Advance payments will be made to the recipient.  Questions relative to payment issues involving Defense Finance and Accounting Service shall be directed to Mrs. Donna Blackstone at 301-619-2276.

b.

Electronic Funds Transfer.  All advance payments to the recipient will be made by electronic funds transfer (EFT).  The recipient shall contact the

Defense Finance and Accounting System (DFAS) named on the face page of this award to make arrangements for EFT.  Failure to do so may result in nonpayment.

c.  If the recipient fails to perform, the Grants Officer shall notify DFAS in writing to withhold payments.

d.  Advance Payment Schedule

Year One    $830,650.00

Amount

On or About

$207,662.50

Upon execution of this award

$207,662.50

15 January 2007

$207,662.50

15 April 2007

$207,662.50

15 July 2007

     e.  Financial Reporting Requirements:  The recipient shall submit on a quarterly basis a Standard Form 272, Federal Cash Transactions Report (form available on web site http://www.usamraa.army.mil).  Each report shall be submitted to the U.S. Army Medical Research Acquisition Activity, ATTN: MCMR-AAA-W, 820 Chandler Street, Fort Detrick MD 21702-5014 in accordance with the following schedule:

W81XWH-07-2-0009

Period Covered

        Due Date

Jan - Mar

        15 Apr

Apr - Jun

        15 Jul

Jul - Sep

15 Oct

Oct - Dec

        15 Jan

f. Interest Bearing Account.  Unless exempted by applicable Treasury-State agreements in accordance with the Cash Management Improvement Act (CMIA) (31 U.S.C. 3335), the recipient shall deposit all advance payments in an interest bearing account.  Interest over the amount of $250 per year shall be remitted annually to the Department of Health and Human Services, Payment Management System, P.O. Box 6021, Rockville, MD 20852.  A copy of the transmittal letter stating the amount of interest remitted shall be sent to the U.S. Army Medical Research Acquisition Activity, ATTN:MCMR-AAA-W, 820 Chandler Street, Fort Detrick, MD 21702-5014.

3.  PROHIBITION OF USE OF LABORATORY ANIMALS  (OCT 2003) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS **

Notwithstanding any other provisions contained in this award or incorporated by reference herein, the recipient is expressly forbidden to use or subcontract for the use of laboratory animals in any manner whatsoever without the express written approval of the US Army Medical Research and Materiel Command, Animal Care and Use Office.  You will receive written approval to begin research under the applicable protocol proposed for this award from the US Army Medical Research and Materiel Command, Animal Care and Use Office under separate letter to the recipient and Principal Investigator.  A copy of this approval will be provided to the US Army Medical Research and Acquisition Activity for the official file.  Non-compliance with any provision of this clause may result in the termination of the award.

4.  PROHIBITION OF USE OF HUMAN SUBJECTS (OCT 2003) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS **

Research at funded institutions using human subjects may not begin until the U.S. Army Surgeon General's Human Subjects Research Review Board (HSRRB) approves the protocol. Written approval to begin research or subcontract for the use of human subjects under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HSRRB, under separate letter to the funded institution and the Principal Investigator.  A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file.  Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

5.

PROHIBITION OF USE OF HUMAN ANATOMICAL SUBSTANCES (OCT 2003) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS**

Research at funded institutions using human anatomical substances may not begin until the U.S. Army Surgeon General's Human Subjects Research Review Board (HSRRB) approves the protocol. Written approval to begin research or subcontract for the use of human anatomical substances under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HSRRB, under separate letter to the funded institution and the Principal Investigator.  A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file.  Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

6.  PROHIBITION OF USE OF HUMAN CADAVERS (OCT 2003) (USAMRAA)

** PROHIBITION – READ FURTHER FOR DETAILS**

W81XWH-07-2-0009

Research at funded institutions using human cadavers may not begin until the U.S. Army Surgeon General's Human Subjects Research Review Board (HSRRB) approves the protocol. Written approval to begin research or subcontract for the use of human cadavers under the applicable protocol proposed for this award will be issued from the US Army Medical Research and Materiel Command, HSRRB, under separate letter to the funded institution and the Principal Investigator.  A copy of this approval will be provided to the US Army Medical Research Acquisition Activity for the official file.  Non-compliance with any provision of this clause may result in withholding of funds and or the termination of the award.

7.  MAXIMUM OBLIGATION (SEP 2006) (USAMRAA)

The maximum obligation for support of the project will not exceed the amount specified in the award, as amended.  USAMRAA does not amend assistance agreements to provide additional funds for such purposes as reimbursement for unrecovered  indirect costs resulting from the establishment of final negotiated rates or for increases in salaries, fringe benefits and other costs.